                                                                  EXHIBIT 10.128


                                                              COPI COLORADO LOAN

                               FIFTH AMENDMENT TO
                          CREDIT AND SECURITY AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into effective as of March 5, 2001 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender") and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                    RECITALS

         A. The parties executed that certain Credit and Security Agreement dated as of September 21, 1998, as amended by that certain First Amendment to Credit and Security Agreement dated as of March 11, 1999 (collectively, the "Original Agreement").

         B. The parties executed that Second Amendment to Credit and Security Agreement dated as of February 1, 2000, to defer the interest payments that would otherwise be due on the first Business Day of February, May, August and November 2000 until the first Business Day of February 2001; the parties executed that Third Amendment to Credit and Security Agreement dated as of January 31, 2001, to defer until February 15, 2001, the interest payments that would otherwise be due on the first Business Day of February 2001 and on February 1, 2001; and the parties executed that Fourth Amendment to Credit and Security Agreement dated as of February 15, 2001, to defer until March 5, 2001, the interest payments that would otherwise be due on the first Business Day of February 2001 and on February 1, 2001. The Original Agreement, as amended by that Second Amendment, that Third Amendment and that Fourth Amendment, is called the "Amended Original Agreement." All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Amended Original Agreement

         C. The parties wish to further defer the aforementioned payments until April 20, 2001.

         In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Section 2.3. Section 2.3(c) of the Amended Original Agreement is hereby amended by the addition of the following sentence to the end thereof:

         The Borrower and the Lender hereby agree that the interest that would otherwise be due on the first Business Day of February, May, August and November 2000 and of February 1, 2001 shall be deferred until, and shall be due on, April 20, 2001.

         2. Remainder of Amended Original Agreement. Except as amended hereby, the Amended Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.

         3. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constituted one and the same document.

                                                              COPI COLORADO LOAN

         4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

         5. Governing Law and Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law.

         IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.


                                        CRESCENT OPERATING, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                        CRESCENT REAL ESTATE EQUITIES
                                        LIMITED PARTNERSHIP

                                        By: Crescent Real Estate Equities, Ltd.,
                                            its general partner


                                               By:
                                                   -----------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
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